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EXHIBIT 10.7

                         CERTIFICATE OF INCORPORATION
                          OF A PUBLIC LIMITED COMPANY

                                    Company No.        3263565
THE REGISTRAR of Companies for England and Wales hereby certifies that

ALCOHOL SENSORS EUROPE PLC


is this day incorporated under the Companies Act 1985 as a public company and that the company is limited.

Given at Companies House, London, the 9th October 1996





                                MISS S. BASHAR

                           For The Registrar Of Companies


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